UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 21, 2024

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Vishay Intertechnology, Inc. ("Vishay") held its Annual Meeting of Stockholders on May 21, 2024. At the Annual Meeting of Stockholders, Vishay's stockholders elected one director to hold office until the 2026 annual meeting and three directors to hold office until the 2027 annual meeting, ratified the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2024, and voted on an advisory basis to approve Vishay's executive compensation.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Director to Hold Office until 2026

	For	Withheld	Broker Non-Votes
John Malvisi
Common stock	105,181,842	437,776	8,540,903
Class B common stock	12,026,976	-	-
Total voting power	225,451,602	437,776	8,540,903

Election of Directors to Hold Office until 2027

	For	Withheld	Broker Non-Votes
Marc Zandman
Common stock	61,678,767	43,940,851	8,540,903
Class B common stock	12,008,955	18,021	-
Total voting power	181,768,317	44,121,061	8,540,903
Ruta Zandman
Common Stock	64,708,068	40,911,550	8,540,903
Class B common stock	12,008,955	18,021	-
Total voting power	184,797,618	41,091,760	8,540,903
Ziv Shoshani
Common stock	66,562,691	39,056,927	8,540,903
Class B common stock	12,008,955	18,021	-
Total voting power	186,652,241	39,237,137	8,540,903

Ratification of Appointment of Independent Registered Accounting Firm

	For	Against	Abstain	Broker Non-Votes
Common stock	110,782,355	3,321,822	56,344	-
Class B common stock	12,026,976	-	-	-
Total voting power	231,052,115	3,321,822	56,344	-

Advisory Vote on Executive Compensation

	For	Against	Abstain	Broker Non-Votes
Common stock	103,859,024	1,674,782	85,812	8,540,903
Class B common stock	11,678,691	348,285	-	-
Total voting power	220,645,934	5,157,632	85,812	8,540,903

Item 8.01 – Other Events

Cash Dividend Declaration

On May 21, 2024, Vishay declared a quarterly cash dividend of $0.10 per share of common stock and Class B common stock outstanding payable on June 27, 2024 to stockholders of record at the close of business on June 13, 2024. A copy of the press release announcing the dividend declaration is attached as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated May 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ David L. Tomlinson

Name:	David L. Tomlinson
Title:	Senior Vice President – Chief Accounting Officer